UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section240.14a-12

EDIFY ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EDIFY ACQUISITION CORP.
888 7th Avenue, Floor 29

New York, NY 10106

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD FEBRUARY 17, 2023

TO THE STOCKHOLDERS OF EDIFY ACQUISITION CORP.:

You are cordially invited to attend the Annual Meeting (the “Annual Meeting”) of stockholders of Edify Acquisition Corp. (the “Company,” “we,” “us” or “our”) to be held at 1:30 p.m., Eastern Time, on February 17, 2023. Stockholders will NOT be able to attend the Annual Meeting in-person. The Company will be holding the Annual Meeting as a virtual meeting via the following information:

Annual Meeting Information:

Meeting Date: February 17, 2023

Meeting Time: 1:30 p.m. Eastern Time

Annual Meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/edifyacq/2023

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID:

7926936#

The Annual Meeting will be held for the purpose of considering and voting upon the following proposals:

•	The Director Election Proposal — a proposal to re-elect the current Class I director to the Company’s Board; and

•	The Auditor Ratification Proposal — a proposal to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022.

Your attention is directed to the proxy statement accompanying this notice for a more complete statement of matters to be considered at the Annual Meeting.

The Company’s board of directors has fixed the close of business on January 24, 2023 as the date for determining the Company’s stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

After careful consideration of all relevant factors, the Company’s board of directors recommends that you vote or give instructions to vote (i) “FOR” the re-election of the Class I director as part of the Director Election Proposal and (ii) “FOR” the Auditor Ratification Proposal.

Enclosed is the proxy statement containing detailed information concerning the Director Election Proposal, the Auditor Ratification Proposal and the Annual Meeting. Whether or not you plan to virtually attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

February 2, 2023

By Order of the Board of Directors

/s/ Susan Wolford
Chairwoman of the Board of Directors

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote in person at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Annual Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on February 17, 2023: This notice of meeting, the accompanying proxy statement and proxy card and the 2021 Annual Report on Form 10-K are available at https://www.cstproxy.com/edifyacq/2023.

EDIFY ACQUISITION CORP.
888 7th Avenue, Floor 29

New York, NY 10106

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD FEBRUARY 17, 2023

PROXY STATEMENT

Edify Acquisition Corp. (the “Company,” “Edify,” “we,” “us” or “our”), a Delaware corporation, is providing this proxy statement in connection with the solicitation by the Company’s Board of Directors of proxies to be voted at the Annual Meeting of stockholders to be held at 1:30 p.m., Eastern Time, on February 17, 2023. Stockholders will NOT be able to attend the Annual Meeting in-person. The Company will be holding the Annual Meeting as a virtual meeting via the following information:

Annual Meeting Information:

Meeting Date: February 17, 2023

Meeting Time: 1:30 p.m. Eastern Time

Annual Meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/edifyacq/2023

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID:

7926936#

The Annual Meeting will be held for the purpose of considering and voting upon the following proposals:

•	The Director Election Proposal — a proposal to re-elect the current Class I director to the Company’s Board; and

•	The Auditor Ratification Proposal — a proposal to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022.

The Company’s board of directors has fixed the close of business on January 24, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 8,587,664 outstanding shares of the Company’s common stock, including 1,687,664 outstanding public shares. The Company’s warrants do not have voting rights. Only holders of record of the Company’s common stock on the Record Date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

This proxy statement contains important information about the Annual Meeting, the Director Election Proposal and the Auditor Ratification Proposal. Please read it carefully and vote your shares.

This proxy statement, together with the proxy card and 2021 Annual Report on Form 10-K, is dated February 2, 2023 and is first being mailed to stockholders on or about February 2, 2023.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including any annexes to this proxy statement.

Q.	What is being voted on?	A. You are being asked to vote on (i) a proposal to re-elect one (1) Class I director to the Company’s board of directors and (ii) a proposal to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022.

Q.	Why is the Company proposing the proposal to re-elect directors and the proposal to ratify appointment of the Company’s independent auditors?

A: The Director Election Proposal: The Company failed to hold an annual meeting of stockholders within 12 months after its fiscal year ended December 31, 2021, as required by Nasdaq Listing Rule 5620(a). The Company is holding an annual meeting for the election of directors to regain compliance with the listing rules.

The Auditor Ratification Proposal: The Company appointed WithumSmith+Brown, PC to serve as the Company’s independent registered public accounting firm for the 2022 fiscal year. The Company elects to have its stockholders ratify such appointment.

Q.	How do the Company’s executive officers, directors and affiliates intend to vote their shares?	A. All of the Company’s directors, executive officers and their respective affiliates, as well as the Company’s other stockholders immediately prior to its initial public offering (the “Initial Stockholders”), are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Director Election Proposal and the Auditor Ratification Proposal. On the Record Date, the 6,900,000 insider shares represented approximately 80.3% of the Company’s issued and outstanding common stock.

Q.	What vote is required to adopt the proposals?

A. Director Election Proposal. Approval of the Class I director being re-elected will require the affirmative vote of a plurality of the shares of the Company’s common stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting or any adjournment thereof.

Auditor Ratification Proposal. Approval of the Auditor Ratification Proposal requires the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy at the Annual Meeting or any adjournment thereof.

Q.	What if I do not want to approve the Director Election Proposal and the Auditor Ratification Proposal?	A. If you do not want to approve the Director Election Proposal or the Auditor Ratification Proposal, you must abstain, not vote, or vote against each proposal, or with respect to the Director Election Proposal, withhold your vote.

Q.	How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, the Company’s proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to : EAC.info@investor.morrowsodali.com, prior to the date of the Annual Meeting.

Q.	How are votes counted?

A. The Company’s proxy solicitor, Morrow Sodali LLC, will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Director Election Proposal. The Director Election Proposal must be approved by the affirmative vote of a plurality of the shares of the Company’s common stock present in person by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting or any adjournment thereof. Abstentions and broker non-votes with respect to this proposal will have no effect on the vote.

Auditor Ratification Proposal. The Auditor Ratification of Proposal must be approved by the affirmative vote of holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy at the Annual Meeting or any adjournment thereof. Abstentions and broker non-votes with respect to this proposal will have the effect of a vote “AGAINST” such proposal.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?

A. The Director Election Proposal is a non-discretionary item. Your broker can only vote your shares for such proposal if you provide instructions on how to vote. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under securities exchange rules applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Your broker can use its discretionary authority to vote shares with respect to the Auditor Ratification Proposal.

Q.	What is a quorum requirement?	A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the issued and outstanding shares of common stock on the Record Date and entitled to vote are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes represented in person or by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

Q.	Who can vote at the Annual Meeting?	A. Only holders of record of the Company’s common stock at the close of business on January 24, 2023 are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 8,587,664 outstanding shares of Company common stock, including 1,687,664 outstanding public shares.

Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	Does the board recommend voting for the Director Election Proposal and the Auditor Ratification Proposal?	A. Yes. The board of directors recommends that the Company’s stockholders vote “FOR” each of the Director Election Proposal and the Auditor Ratification Proposal.

Q.	What do I need to do now?	A. The Company urges you to read carefully and consider the information contained in this proxy statement and to consider how the Director Election Proposal and the Auditor Ratification Proposal will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q.	Who is paying for this proxy solicitation?	A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Our officers and directors will not be paid any additional compensation for soliciting proxies. We have also engaged Morrow Sodali LLC to solicit proxies on our behalf. The Company has agreed to pay Morrow Sodali LLC its customary fees. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact Morrow Sodali LLC, the Company’s proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to: EAC.info@investor.morrowsodali.com.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

Q.	How do I vote?

A. If you are a stockholder of record, you may vote online at the virtual Annual Meeting or vote by proxy using the enclosed proxy card, the Internet or telephone. Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. To vote using the proxy card, please complete, sign and date the proxy card and return it in the prepaid envelope. If you return your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

To vote via the telephone, you can vote by calling the telephone number on your proxy card. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.

To vote via the Internet, please go to https://www.cstproxy.com/edifyacq/2023 and follow the instructions. Please have your proxy card handy when you go to the website. As with telephone voting, you can confirm that your instructions have been properly recorded.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time, on February 16, 2023. After that, telephone and Internet voting will be closed, and if you want to vote your shares, you will either need to ensure that your proxy card is received before the date of the Annual Meeting or vote in person by virtual attendance at the Annual Meeting.

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

If you are a beneficial owner of the shares and would like to vote your shares yourself, you will need to contact the Company’s transfer agent, Continental Stock Transfer & Trust Company, at the phone number or email below to receive a control number and you must obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of common stock you held as of the Record Date, your name and email address. You must contact the transfer agent for specific instructions on how to receive the control number. Please allow up to 48 hours prior to the Annual Meeting for processing your control number.

After obtaining a valid legal proxy from your broker, bank or other agent, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to the transfer agent. Requests for registration should be directed to (917) 262-2373 or email proxy@continentalstock.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on February 13, 2023.

Q.	How may I participate in the virtual Annual Meeting?

A. If you are a stockholder of record as of the Record Date for the Annual Meeting, you should receive a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company, containing instructions on how to attend the virtual Annual Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at (917) 262-2373 or email proxy@continentalstock.com.

You can pre-register to attend the virtual Annual Meeting starting on February 13, 2023. Go to https://www.cstproxy.com/edifyacq/2023, enter the control number found on your proxy card you previously received, as well as your name and email address. Once you pre-register you can vote. At the start of the Annual Meeting you will need to re-log into https://www.cstproxy.com/edifyacq/2023 using your control number.

If your shares are held in street name, and you would like to join and not vote, the transfer agent will issue you a guest control number. Either way, you must contact the transfer agent for specific instructions on how to receive the control number. Please allow up to 48 hours prior to the meeting for processing your control number.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

Edify Acquisition Corp. is a blank check company formed in order to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities. Edify was incorporated under the laws of Delaware on September 30, 2020. The Company’s principal executive office is located at 888 7th Avenue, Floor 29, New York, NY 10106.

On January 20, 2021, Edify closed its initial public offering of 27,600,000 units, including the exercise of the over-allotment option to the extent of 3,600,000 units, with each unit consisting of one share of its Class A common stock and one-half of one warrant, each whole warrant to purchase one share of its Class A common stock at a purchase price of $11.50 per share, subject to adjustment as provided in Edify’s final prospectus filed with the Securities and Exchange Commission on January 19, 2021 (File No. 333-251775). The units from the Edify IPO were sold at an offering price of $10.00 per unit, generating total gross proceeds of $276,000,000.

Simultaneously with the consummation of the Edify IPO and the exercise of the underwriters’ over-allotment option, Edify consummated the private sale of 5,640,000 warrants to Colbeck Edify Holdings, LLC (the “Sponsor”) at $1.00 per warrant for an aggregate purchase price of $5,640,000. A total of $276,000,000, was deposited into the trust account and the remaining net proceeds became available to be used as working capital to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. The Edify IPO was conducted pursuant to a registration statement on Form S-1 that became effective on January 14, 2021.

On December 21, 2022, Edify held a special meeting of the stockholders at which the stockholders approved a proposal to amend our Amended and Restated Certificate of Incorporation (the “First Charter Amendment”) to allow Edify to extend the date by which Edify must consummate a business combination from January 20, 2023 (the date that is 24 months from the closing date of Edify’s IPO) to April 20, 2023 (the date that is 27 months from the closing date of Edify’s IPO) (the “Amended Date”) and on a monthly basis up to three times from the Amended Date to July 20, 2023 (the date that is 30 months from the closing date of the IPO) by (i) depositing $225,000 into Edify’s trust account for the three month extension from January 20, 2023 to the Amended Date (the “Initial Extension”) and (ii) depositing $75,000 for each subsequent one-month extension from the Amended Date to July 20, 2023. On January 17, 2023, Edify made a cash contribution of $225,000 to the trust account for the Initial Extension. In addition, the stockholders elected to redeem an aggregate of 25,912,336 shares of Edify’s Class A common stock in connection with the First Charter Amendment. As a result, an aggregate of $259,123,360 (or approximately $10.09 per share) was removed from Edify’s trust account to pay such stockholders and 1,687,664 shares of Edify’s Class A common stock were then issued and outstanding following such redemption. As of January 27, 2023, the record date for the Annual Meeting, there was approximately $17,513,455.16 held in the trust account.

Edify’s units, Class A common stock and warrants are listed on the Nasdaq under the symbols EACPU, EAC and EACPW, respectively.

On December 18, 2022, Edify entered into an Agreement and Plan of Merger (as the same may be amended, modified, supplemented or waived from time to time, the “Merger Agreement”), by and among Edify, Edify Merger Sub, Inc., a Nevada corporation and direct, wholly owned subsidiary of Edify (“Merger Sub”), and Unique Logistics International, Inc., a Nevada corporation (“Unique Logistics”), which, among other things, provides for the merger of Merger Sub with and into Unique Logistics, with Unique Logistics surviving such merger as a wholly owned subsidiary of Edify (the “Merger,” and the transactions contemplated by the Merger Agreement, the “Transactions”). Following the consummation of the Transactions, Edify will change its name to Unique Logistics International Holdings, Inc. The new public entity following the consummation of the Transactions is referred to herein as the “Combined Company.”

Subject to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of Unique Logistics (“Unique Logistics Common Stock”) (other than excluded shares and dissenting shares) will be cancelled and automatically deemed for all purposes to represent the right to receive a number of shares of Edify’s Class A common stock, par value $0.0001 per share (“Edify’s Class A common stock”), equal to the quotient of (i) the Per Share Consideration Value (as defined herein), divided by (ii) $10.00 (subject to equitable adjustment) (the “Common Exchange Ratio”). The “Per Share Consideration Value” equals the quotient of (i) $282 million, divided by (ii) the sum of (A) the number of shares of Unique Logistics Common Stock, plus (B) the number of shares of Unique Logistics Common Stock into which all of the shares of Unique Logistics Convertible Preferred Stock would convert, in each case, as of immediately prior to the Merger, taking into account the effects of the Transactions in accordance with the certificate of designations applicable to such Unique Logistics Convertible Preferred Stock. At the Effective Time, (i) each share of Series A convertible preferred stock, par value $0.001 per share, of Unique Logistics (“Unique Logistics Series A Convertible Preferred Stock”) (other than excluded shares and dissenting shares) will be cancelled and automatically deemed for all purposes to represent the right to receive a number of shares of Edify’s Class A common stock equal to the product of (A) the number of shares of Unique Logistics Common Stock into which such share of Unique Logistics Series A Convertible Preferred Stock is convertible, taking into account the effects of the Transactions in accordance with the certificate of designation applicable to such convertible preferred stock, par value $0.001 per share, of Unique Logistics (“Unique Logistics Convertible Preferred Stock”), and (B) the Common Exchange Ratio; (ii) each share of Series B convertible preferred stock, par value $0.001 per share, of Unique Logistics (“Unique Logistics Series B Convertible Preferred Stock”) (other than excluded shares and dissenting shares) will be cancelled and automatically deemed for all purposes to represent the right to receive a number of shares of Edify’s Class A common stock equal to the product of (A) the number of shares of Unique Logistics Common Stock into which such share of Unique Logistics Series B Convertible Preferred Stock is convertible, taking into account the effects of the Transactions in accordance with the certificate of designation applicable to such Unique Logistics Convertible Preferred Stock, and (B) the Common Exchange Ratio; (iii) each share of Series C convertible preferred stock, par value $0.001 per share, of Unique Logistics (“Unique Logistics Series C Convertible Preferred Stock”) (other than excluded shares and dissenting shares) will be cancelled and automatically deemed for all purposes to represent the right to receive a number of shares of Edify’s Class A common stock equal to the product of (A) the number of shares of Unique Logistics Common Stock into which such share of Unique Logistics Series C Convertible Preferred Stock is convertible, taking into account the effects of the Transactions in accordance with the certificate of designation applicable to such Unique Logistics Convertible Preferred Stock, and (B) the Common Exchange Ratio; and (iv) each share of Series D convertible preferred stock, par value $0.001 per share, of Unique Logistics (“Unique Logistics Series D Convertible Preferred Stock”) (other than excluded shares and dissenting shares) will be cancelled and automatically deemed for all purposes to represent the right to receive a number of shares of Edify’s Class A common stock equal to the product of (A) the number of shares of Unique Logistics Common Stock into which such share of Unique Logistics Series D Convertible Preferred Stock is convertible, taking into account the effects of the Transactions in accordance with the certificate of designation applicable to such Unique Logistics Convertible Preferred Stock, and (B) the Common Exchange Ratio.

Unique Logistics stockholders will also have the opportunity to earn up to 1,250,000 additional shares of the Combined Company’s Class A common stock, par value $0.001 per share (the “Combined Company’s Common Stock”), if (i) the trading price of the Combined Company’s Common Stock exceeds $12.00 per share during the seven-year period following the date that is sixty days after the date of the closing of the Transactions or (ii) the Combined Company or any of its Subsidiaries’ consummate a merger, consolidation, tender offer, exchange offer or business combination or sale of all or substantially all of its assets (each, a “Sale Transaction”), in which the fair value of the consideration (including all forms of consideration, including contingent consideration) payable in respect of each outstanding share of the Combined Company’s Common Stock in such Sale Transaction equals or exceeds $12.00 per share (on a fully diluted basis), subject to the terms of the Merger Agreement. Unique Logistics stockholders will also have the opportunity to earn 1,250,000 additional shares of the Combined Company’s Common Stock if the trading price of the Combined Company’s Common Stock exceeds $15.00 per share in the same circumstances as above.

Unique Logistics has the right to terminate the Merger Agreement if Edify has not provided the Debt Facility (as defined below) or alternative debt financing by February 5, 2023 (or a later date as determined by Unique Logistics in its sole discretion). “Debt Facility” means the senior secured financing facility in the maximum aggregate principal amount of $35,000,000 to be provided by CB Agent Services LLC (and such other lenders as are party thereto) to Unique Logistics, on such terms and conditions as are set forth in that certain term sheet set forth as Exhibit A to the Commitment Letter, dated as of December 18, 2022, provided by CB Agent Services LLC (and/or such other lenders as are party thereto) to Unique Logistics, consisting of (a) an initial term loan facility in the original principal amount up to $25,000,000, and (b) a $10,000,000 delayed draw term loan facility.

CERTAIN RISK FACTORS

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

The Sponsor is not controlled by and it does not have substantial ties with a non-U.S. person. Jason Beckman and Jason Colodne, the managers of the Sponsor, are both U.S. citizens. We do not expect the Company to be considered a “foreign person” under the regulations administered by CFIUS. However, if our initial business combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination within the time permitted under our organizational documents because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, on or shortly prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, we will liquidate the securities held in the trust account and instead hold all funds in the trust account in an interest bearing bank demand deposit accoun, which may earn less interest than we otherwise would have if the trust account had remained invested in U.S. government securities or money market funds.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), relating to, among other things, circumstances in which special purpose acquisition companies (“SPACs”) such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement relating to the SPAC’s initial public offering. Such SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement relating to its initial public offering.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of the registration statement relating to its initial public offering or that does not complete its initial business combination within 24 months after such date. We have not entered into a definitive business combination agreement within 18 months after the effective date of the registration statement relating to our initial public offering, and do not expect to complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will, on or shortly prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government securities or money market funds held in the trust account and thereafter, until the earlier of consummation of our initial business combination or liquidation, to hold all funds in the trust account in an interest bearing bank demand deposit account, which may earn less interest than we otherwise would have if the trust account had remained invested in U.S. government securities or money market funds. This may mean that the amount of funds available for redemption would not increase, or would only minimally increase, thereby reducing the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary, and instead hold all funds in the trust account in an interest bearing bank demand deposit account, which may earn less interest than we otherwise would have if the trust account had remained invested in U.S. government securities or money market funds.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees of the Board of Directors

The Edify Board consists of five members. The Edify Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Rosamund M. Else-Mitchell, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Ari Horowitz and Susan Wolford, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Jason Beckman and Jason Colodne, will expire at the third annual meeting of stockholders. We may not hold an annual meeting of stockholders until after we consummate our initial business combination.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting (the “Term”) following election and until their successors have been duly elected and qualified.

Our board of directors has nominated the person identified below for re-election as a Class I director, to serve for the Term and until her successor has been elected and qualified. If the nominee becomes unavailable for election, which is not expected, the person named in the accompanying proxy intend to vote for any substitute whom the Board nominates.

If a quorum is present at the Annual Meeting, the nominee for Class I director will be elected by a plurality of the votes of the shares present in person by virtual attendance or represented by proxy and entitled to vote in the election.

Name	Age	Other positions with the Company;	Has served as a director since
Rosamund M. Else-Mitchell	53	Director	January 2021

The following sets forth certain information with respect to our director nominee.

Rosamund M. Else-Mitchell is one of our directors. In December 2020, Ms. Else-Mitchell rejoined Scholastic as President of Education Solutions. Ms. Else-Mitchell is currently a Visiting Teaching Fellow at Harvard GSE and Chair of the Edtech Evidence Exchange K-12 Industry Council. From June 2015 to July 2019, she was Chief Learning Officer and Executive Vice President at Houghton Mifflin Harcourt. In this role, she oversaw efficacy research, learning science, and data analytics teams, as well as the company’s teaching and learning platforms and professional learning business. From August 2013 to May 2015, Ms. Else-Mitchell was Executive Vice President of K-12 at Scholastic Education in the U.S. There she was responsible for the company’s product strategy and development, including product and platforms which use technology and analytics to enhance teaching and learning. She began her career as a high school English teacher in Australia and has worked as a publisher, a researcher, with education non-profits, and as a television book reviewer. She holds a master’s degree from the University of Sydney in Australia and a Bachelor of Arts degree from the University of Oxford, UK. We believe that Ms. Else-Mitchell is qualified to serve on our board of directors based of her extensive education experience.

Board Leadership Structure and Role in Risk Oversight

Management is responsible for assessing and managing risk, subject to oversight by the Board. The Board and, in particular, the Audit Committee, is responsible for overseeing the Company’s processes for assessing and managing risk. Each of the Chief Executive Officer and Chief Financial Officer, with input as appropriate from other appropriate management members, report and provide relevant information directly to either the Board and/or the Audit Committee on various types of identified material financial, reputational, legal, operational, environmental and business risks to which the Company is or may be subject, as well as mitigation strategies for certain salient risks. Various committees of the Board assist the Board in this oversight responsibility in their respective areas of expertise as set forth below:

•	The Audit Committee assists the Board with the oversight of our financial reporting, independent auditors and internal controls. It is charged with identifying any flaws in business management and recommending remedies, detecting fraud risks and implementing anti-fraud measures. The Audit Committee further discusses the Company’s policies with respect to risk assessment and management with respect to financial reporting.

•	The Compensation Committee oversees compensation, retention, succession and other human resources-related issues and risks.

The Board held four meetings during the fiscal year ended December 31, 2022. During the fiscal year ended December 31, 2022, no director attended fewer than 75% of the meetings of our board of directors and board committees of which the director was a member.

Our board of directors adopted a code of ethics that applies to our executive officers, directors and employees. The code of ethics codifies the business and ethical principles that governs aspects of our business. We have previously filed a copy of our form of Code of Ethics and our audit committee charter as exhibits to the registration statement in connection with our IPO.

Director Independence

The rules of the Nasdaq require that a majority of the Edify Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Susan Wolford, Rosamund M. Else-Mitchell, and Ari Horowitz are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Board Committees

Our Board has established standing committees in connection with the discharge of its responsibilities. These committees include an Audit Committee and a Compensation Committee. Our Board has adopted written charters for each of these committees. Copies of the charters are available as exhibits to the registration statement filed in connection with our IPO. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

The members of our audit committee are Ms. Wolford, Ms. Elsie-Mitchell and Mr. Horowitz, and Mr. Horowitz serves as chair of the audit committee. Each member of the audit committee is financially literate and the Edify Board has determined that each member qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

The Audit Committee, which is established in accordance with Section 3(a)(58)(A) of the Exchange Act, engages Company’s independent accountants, reviewing their independence and performance, and reviews the Company’s accounting and financial reporting processes and the integrity of its financial statements; the audits of the Company’s financial statements and the appointment, compensation, qualifications, independence and performance of the Company’s independent auditors; the Company’s compliance with legal and regulatory requirements; and the performance of the Company’s internal audit function and internal control over financial reporting.

The Audit Committee held one meeting during the fiscal year ended December 31, 2022.

Audit Committee Report

The Company’s audit committee is responsible for supervising the Company’s independent accountants, reviewing the results and scope of the audit and other accounting related services and reviewing the Company’s accounting practices and systems of internal accounting and disclosure controls, among other things. These responsibilities include reviewing and discussing with management and the independent auditor the annual audited financial statements. The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the audit committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

With respect to the audit of the Company’s financial statements for the year ended December 31, 2021, the members of the audit committee:

•	have reviewed and discussed the audited financial statements with the Company’s management and WithumSmith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm;

•	have discussed with Withum the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T regarding “Communication with Audit Committees”; and

•	have received and reviewed the written disclosures and the letter from Withum required by applicable requirements of the Public Company Accounting Oversight Board regarding Withum’s communications with the audit committee concerning independence and have discussed with Withum its independence from the Company.

Based on these reviews and discussions, the audit committee recommended to the Board that the audited financial statements referred to above be included in Company’s annual report on Form 10-K, as amended, for the year ended December 31, 2021, filed on April 15, 2022.

Compensation Committee

The members of our Compensation Committee are Susan Wolford, Rosamund M. Else-Mitchell and Ari Horowitz, and Mr. Horowitz serves as chair of the compensation committee.

The Compensation Committee reviews annually the Company’s corporate goals and objectives relevant to the officers’ compensation, evaluates the officers’ performance in light of such goals and objectives, determines and approves the officers’ compensation level based on this evaluation; makes recommendations to the Board regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans, makes recommendations to the Board with respect to non-CEO and non-CFO compensation and administers the Company’s incentive-compensation plans and equity-based plans. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion. The chief executive officer of the Company may not be present during voting or deliberations of the Compensation Committee with respect to his compensation. The Company’s executive officers do not play a role in suggesting their own salaries. Neither the Company nor the Compensation Committee has engaged any compensation consultant who has a role in determining or recommending the amount or form of executive or director compensation.

Notwithstanding the foregoing, as indicated above, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the Compensation Committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

Compensation Committee Meetings

The Compensation Committee did not hold any meetings during fiscal year ended December 31, 2022.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has ever been an officer or employee of the Company. None of the Company’s executive officers serves, or has served since inception, as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of the Company’s directors or on the Company’s Compensation Committee.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Susan Wolford, Rosamund M. Else-Mitchell and Ari Horowitz. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Stockholder Communications

Stockholders can mail communications to the Board, c/o Edify Acquisition Corp., Attention: Secretary, at 888 7th Avenue, Floor 29, New York, NY 10106, who will forward the correspondence to each addressee.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, collectively referred to herein as the “Reporting Persons,” to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company’s equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such reports and upon written representations of the Reporting Persons received by us, we believe that all transactions were timely reported during the fiscal year ended 2022.

EXECUTIVE OFFICERS AND DIRECTORS

The Company’s directors and officers are as follows:

Name	Age	Title
Ronald H. Schlosser	74	Chief Executive Officer

Morris Beyda	49	Chief Financial Officer

Susan Wolford	66	Director and Chairwoman of the Edify Board

Jason Beckman	46	Director

Jason Colodne	51	Director

Rosamund M. Else-Mitchell	53	Director

Ari Horowitz	54	Director

The biographical information for Rosamund M. Else-Mitchell is provided above under the director nominee information.

Ronald H. Schlosser is our Chief Executive Officer. Currently, Mr. Schlosser advises global leaders in private equity on investing in education and information services companies. From March 2013 to October 2020, he served as an Executive Chairman and as a Director of McGraw-Hill Education. From May 2010 to March 2012, Mr. Schlosser was Chairman and Chief Executive Officer of Haights Cross Communications (“HCC”), an educational and library publishing company, where he led expansion of the company’s product lines especially with digital segments. Before HCC, from October 2008 to November 2009, he served as senior advisor to Providence Equity Partners (“Providence”) and was chairman of several of Providence’s education and information services companies, including Jones & Bartlett and Assessment Technologies Institute (now Ascend Learning), Edline, and Survey Sampling International. Mr. Schlosser started at Thomson Corporation in July 1995. Mr. Schlosser spent 12 years at Thomson Corporation, including four years as Chief Executive Officer of Thomson Learning Group (now Cengage Learning). Additionally, he has held executive positions at Elsevier Science, which he started at in 1988. Mr. Schlosser currently serves on the Board of Directors of Copyright Clearance Center and the Warehouse Arts District in Florida. Mr. Schlosser holds an MBA from Farleigh Dickinson University and is a graduate of Rider University.

Morris Beyda is our Chief Financial Officer. Currently, Mr. Beyda is a Partner, Chief Operating Officer and Chief Compliance Officer at Colbeck, where he is responsible for all middle and back office functions including operations, finance, technology, and compliance. In March 2009, Mr. Beyda joined Colbeck. Prior to joining Colbeck, from May 2007 to February 2009, Mr. Beyda was Chief Technology Officer of Serengeti, where he had both systems and operational responsibilities from pre-launch through a four times growth in AUM achieved in less than a year. Before joining Serengeti, from October 2001 to March 2006, Mr. Beyda was the North American Chief Information Officer and Vice President of Information Technology for Dimension Data Holdings (LSE: DDT), a global systems integrator. From June 1995 to July 1997, Mr. Beyda worked with Arthur Andersen’s Business Consulting group, followed by various executive roles in early-stage ventures. Mr. Beyda holds a Bachelor of Science degree in Economics from the Wharton School of the University of Pennsylvania.

Susan Wolford is the Chairwoman of the Board and Directors. From April 2003 to July 2020, Ms. Wolford worked at BMO Capital Markets. In December 2018, Ms. Wolford became the Vice Chair of BMO Capital Markets after serving as the Head of the Technology and Business Services Group, which included the educational services and edtech, HCM, enterprise and application software, information services, and financial technology industries. During her tenure leading the education practice at BMO Capital Markets, Ms. Wolford sourced and executed 52 mergers and acquisition transactions, and was involved in over $37 billion in debt and equity financings. She has served on multiple nonprofit and publicly-listed Board of Directors and is currently on the Dean’s Advisory Council of Villanova School of Business and the Board of Director’s Leadership Council of the Rutgers Cancer Institute of New Jersey and previously served on the Board of the Center for Education Reform. Ms. Wolford graduated with honors from Villanova University and received a Master’s of International Affairs from Columbia University. Ms. Wolford was an investment banker for over 35 years, leading a wide variety of financing and merger- and- acquisition transactions across many industry groups. For the past 20 years, she has been focused on the educational services industry, working with pre-K-12, post-secondary, and lifelong learning companies. We believe that Ms. Wolford is qualified to serve on our board of directors based on her expertise in finance and her transaction expertise.

Jason Beckman is one of our directors. Mr. Beckman has spent his professional career in private equity and related areas of strategic credit. Mr. Beckman co-founded Colbeck with Mr. Colodne in January 2009. Mr. Beckman is currently a Co-Founder and Managing Partner of Colbeck. At Colbeck, Mr. Beckman is intimately involved in all aspects of the business, including investment execution and management of the firm’s investment origination. From January 2005 to February 2008, Mr. Beckman worked at Deutsche Bank where he was the Vice President of Distressed Debt Sourcing and Sales. From July 1998 to February 2004, Mr. Beckman worked at Goldman Sachs as the head of Fixed Income Currency, and Commodities Division’s distressed debt sourcing business where he built and managed a team responsible for sourcing strategic lending opportunities and distressed asset divestitures. In this capacity, Mr. Beckman worked closely with Mr. Colodne. Mr. Beckman focuses his philanthropic efforts in the Arts, as a benefactor of The Metropolitan Museum of Art and Art Production Fund and on global humanitarian issues through the World Food Program and International Rescue Committee. Mr. Beckman is a graduate of Union College and studied abroad at the London School of Economics. During his time at Union College, Mr. Beckman co-founded CollegetownUSA.com, an online education focused resource for College students around the United States. The company was ultimately acquired by Blackboard which later went public. We believe that Mr. Beckman is qualified to serve on our board of directors based on his expertise in finance.

Jason Colodne is one of our directors. Mr. Colodne’s investment experience runs over two decades. Mr. Colodne co-founded Colbeck with Mr. Beckman in January 2009. Mr. Colodne is currently a Co-Founder and Managing Partner of Colbeck. He is the senior transaction partner at Colbeck and oversees all aspects of investment execution, including diligence, documentation, and portfolio management. From April 2007 to January 2008, Mr. Colodne served as the President and Head of Leveraged Loan and M&A Activity at the private equity firm Patriarch Partners. From June 2004 to March 2007, Mr. Colodne was a Managing Director at Morgan Stanley and, as the founder of the division, established all infrastructure for deal sourcing, accounting, deal execution, portfolio management, loan closing, loan administration, and credit trading. Under Mr. Colodne’s leadership, the Morgan Stanley Strategic Finance division transacted on $19 billion of Strategic Lending loan volume. From July 1998 to May 2004, Mr. Colodne served as the Head of Bank Loan Research and Investing and the Hybrid Lending Business in the Fixed Income Currency and Commodities Division at Goldman Sachs. Mr. Colodne joined Goldman Sachs after gaining proprietary investment and investment banking experience at UBS and Bear Stearns. Mr. Colodne has held board seats on multiple portfolio companies and participated in numerous restructuring steering committees. Mr. Colodne is a member of the Young Professionals Organizations - Metro New York (YPO), is a Board Member of the Centurion Foundation, and is a Committee Member at the Children’s Tumor Foundation. Mr. Colodne is a graduate of the University of Pennsylvania. We believe that Mr. Colodne is qualified to serve on our board of directors based on his transaction expertise.

Ari Horowitz is one of our directors. Mr. Horowiz is currently the Chief Executive Officer of Yardline Capital - a leading provider of non-dilutive growth capital solutions for business operating within the marketplace commerce economies. He has more than 20 years of experience in operational and transactional senior leadership, marketing, and corporate development roles. Prior to Yardline, Mr. Horowitz was the SVP, Strategic Partnerships & Corp Development at Thrasio, the fastest growing acquirer of Amazon third-party seller businesses, where he co-led the team which has acquired over 100 Amazon sellers. He continues to serve as an Advisor to Thrasio and has been the CEO of multiple companies, including Opus360 which he co-founded and took public. During his career, he has also been a senior member of teams which completed financings and M&A transactions with a total value in excess of $1.5B. Mr. Horowitz holds a Bachelor of Arts degree in economics from the University of Pennsylvania. We believe that Mr. Horowitz is qualified to serve on our board of directors based on his transaction expertise.

Executive Compensation

Employment Agreements

We have not entered into any employment agreements with our executive officers and have not made any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

No executive officer has received any cash compensation for services rendered to us. No compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and Audit Committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Certain Relationships and Related Transactions

In October 2020, the Sponsor purchased an aggregate of 5,750,000 shares of Edify’s Class B common stock for an aggregate purchase price of  $25,000. On January 14, 2021, Edify effected a stock dividend of 0.2 share for each outstanding share of Edify’s Class B common stock, resulting in the Sponsor holding 6,900,000 shares of Edify’s Class B common stock. The number of founder shares issued was determined based on the expectation that the founder shares would represent 20% of the outstanding shares of common stock upon completion of Edify IPO.

The Sponsor also purchased an aggregate of 5,640,000 private placement warrants for a purchase price of  $1.00 per warrant in a private placement that occurred simultaneously with the closing of Edify IPO. As such, the Sponsor’s interest in the Edify IPO was valued at $5,640,000, based on the number of private placement warrants purchased. Each private placement warrant entitles the holder thereof to purchase one share of Edify’s Class A common stock at a price of  $11.50 per share, subject to adjustment.

Edify entered into an Administrative Services Agreement pursuant to which it pays the Sponsor a total of  $10,000 per month for office space, administrative and support services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

The Sponsor, officers and directors or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on its behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Edify’s audit committee reviews on a quarterly basis all payments that were made by Edify to its Sponsor, officers, directors or its or any of their respective affiliates and determines which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on Edify’s behalf.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,000,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

Lock-Up Agreement

Concurrently with the execution of the Merger Agreement, Edify and certain existing stockholders of Unique Logistics who, in each case, will receive Edify Class A Common Stock in connection with the Transactions, entered into a lock-up agreement to be effective upon the Closing (the “Lock-Up Agreement”), pursuant to which each of them agreed not to, without Edify’s prior written consent, (i) sell, offer to sell, contract, or agree to sell, hypothecate, pledge, or otherwise dispose of, directly or indirectly, any shares of Edify Class A Common Stock or securities convertible into or exercisable for shares of Edify Class A Common Stock owned by him, her, or it (the “Covered Shares”), other than to a Permitted Transferee (as defined in the Lock-Up Agreement), (ii) enter into any swap or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Covered Shares, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) (each, a “Transfer”), until the date that is 12 months after the Closing Date, except that (A) if the Closing Share Price (as defined in the Lock-Up Agreement) is equal to or exceeds $12.00 for any 20 trading days within any period of 30 consecutive trading days beginning at least 150 days after the Closing Date, the lock-up will automatically terminate, (ii) certain stockholders will be permitted to sell up to 1.5% or 6.0% of their Covered Shares following the resale registration statement to be filed by the Edify with respect to the Covered Shares being declared effective by the SEC, and (iii) certain stockholders will be permitted to Transfer, beginning on the date that is six months after the Closing Date, up to 50% of such stockholder’s other Covered Shares owned by it or its affiliates on such date.

Sponsor Support Agreement

In connection with the execution of the Merger Agreement, Edify, the Sponsor and the Insiders entered into the Sponsor Support Agreement. The following summary of the Sponsor Support Agreement is qualified by reference to the complete text of the form of Sponsor Support Agreement. All stockholders are encouraged to read the form of Sponsor Support Agreement in its entirety for a more complete description of the terms and conditions thereof.

Pursuant to the terms of the Sponsor Support Agreement, the Sponsor agreed (i) to waive certain anti-dilution rights that may have otherwise entitled the Sponsor to more than one share of Edify’s Class A common stock per share upon conversion of the Sponsor’s founder shares on a one-to-one basis into shares of Edify’s Class A common stock in connection with the consummation of the Merger; (ii) to forfeit 1,713,139 of its founder shares contingent upon the closing of the Transactions; (iii) to support the Transactions, including agreeing to vote in favor of the adoption of the Merger Agreement at the special meeting; (iv) not to transfer founder shares or private placement warrants between the date of the Merger Agreement and the closing; and (v) contingent upon the closing of the Transactions, not to transfer any shares of Class B common stock, par value $0.0001 per share, of Edify (or shares of Edify’s Class A common stock issuable upon conversion thereof), or any warrant entitling the Sponsor to purchase one share of Edify’s Class A common stock per warrant, in each case, for a period of 12 months following the date of the closing of the Transactions subject to potential early termination if the trading price of Edify’s Class A common stock trades above $12.00 per share for a period specified therein.

Voting and Support Agreement

Concurrently with the execution of the Merger Agreement, Edify and Unique Logistics entered into the Voting and Support Agreement with Frangipani Trade Services, Inc. and Great Eagle Freight Limited, who collectively hold sufficient shares to deliver the required approval of the Transactions by Unique Logistics’s existing shareholders (the “Supporting Company Stockholders”), pursuant to which the Supporting Company Stockholders agreed (i) to deliver a written consent to the transactions on the second business day following the date on which the Registration Statement is declared effective by the SEC; and (ii) not to transfer their Unique Logistics capital stock.

Related Party Policy

Our code of ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the Audit Committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed the lesser of $120,000 in any calendar year and 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our Audit Committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions, including the payment of any compensation, will require prior approval by our Audit Committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our Audit Committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate our initial business combination with an entity that is affiliated with any of our officers, directors or initial stockholders, unless we have obtained (i) an opinion from an independent investment banking firm, or other firm that commonly provides valuation opinions, that the business combination is fair to our stockholders from a financial point of view and (ii) the approval of a majority of our disinterested and independent directors (if we have any at that time). Furthermore, in no event will any of our initial stockholders, officers, directors or their respective affiliates be paid any finder’s fee, consulting fee or other similar compensation prior to, or for any services they render in order to effectuate, the consummation of our initial business combination.

Required Vote

The Director Election Proposal will be approved by the affirmative vote of a plurality of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote at the Annual Meeting or any adjournment thereof. Abstentions and broker non-votes with respect to this proposal will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” THE RE-ELECTION OF EACH OF THE DIRECTOR NOMINEES.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee and the Board of Directors appointed WithumSmith+Brown, PC as the independent registered public accounting firm for the fiscal year ended December 31, 2022. Representatives of WithumSmith+Brown, PC may be present by tele-conference at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

In the event the stockholders fail to ratify the selection of WithumSmith+Brown, PC, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Services and Fees of Independent Auditors

During the fiscal year ended December 31, 2021, the firm of WithumSmith+Brown, PC, has acted as our principal independent registered public accounting firm. The following is a summary of fees paid or to be paid to WithumSmith+Brown, PC for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and review of financial statements included in our quarterly reports and services that are normally provided by WithumSmith+Brown, PC in connection with statutory and regulatory filings. The aggregate fees billed by WithumSmith+Brown, PC for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods, the registration statement, the closing 8-K and other required filings with the SEC for fiscal years ended December 31, 2021 and 2020 totaled $82,500 and $83,500, respectively. The above amount includes interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees. We did not pay WithumSmith+Brown, PC for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements during the fiscal years ended December 31, 2021 and 2020.

Tax Fees. We did not pay WithumSmith+Brown, PC for tax compliance, tax planning and tax advice during the fiscal years ended December 31, 2021 and 2020.

All Other Fees. We did not pay WithumSmith+Brown, PC for other products and services during the fiscal year ended December 31, 2021 and 2020.

Pre-Approval of Services

All of the foregoing services were approved by the Audit Committee.

Required Vote

This Auditor Ratification Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of common stock present in person by virtual attendance or represented by proxy at the Annual Meeting vote “FOR” the Auditor Ratification Proposal. Abstentions and broker non-votes with respect to this proposal will have the effect of a vote “AGAINST” such proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

THE ANNUAL MEETING

Date, Time and Place. The Company will be holding the Annual Meeting at 1:30 p.m., Eastern Time, on February 17, 2023, in a virtual meeting format via the following information:

Annual Meeting Information:

Meeting Date: February 17, 2023

Meeting Time: 1:30 p.m. Eastern Time

Annual Meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/edifyacq/2023

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID:

7926936#

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Annual Meeting, if you owned Company common stock at the close of business on January 24, 2023, the Record Date for the Annual Meeting. At the close of business on the Record Date, there were 8,587,664 outstanding shares of Company common stock, including 1,687,664 outstanding public shares, each of which entitles its holder to cast one vote on each proposal. The Company’s warrants do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the Annual Meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Annual Meeting. Morrow Sodali LLC is assisting the Company in the proxy solicitation process for this Annual Meeting. The Company has agreed to pay Morrow Sodali LLC its customary fees. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses.

Required Votes

The director nominee under the Election of Directors proposal will be elected by a plurality of the votes of the shares of common stock present in person by virtual attendance or represented by proxy and entitled to vote in the election.

Approval of the Auditor Ratification Proposal will require the affirmative vote of holders of at least a majority of shares of common stock present in person by virtual attendance or represented by proxy at the Annual Meeting.

All of the Company’s directors, executive officers and their respective affiliates, as well as the Company’s other Initial Stockholders, are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Director Election Proposal and the Auditor Ratification Proposal. On the Record Date, the 6,900,000 insider shares represented approximately 80.3% of the Company’s issued and outstanding common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the Record Date by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our officers and directors; and

•	all our officers and directors as a group.

As of January 24, 2023, the Record Date, there were 8,587,664 outstanding shares of Company common stock, including 1,687,664 outstanding public shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the Company’s warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

	Number of		Percentage of
	Shares Beneficially		Outstanding Common
Name and Address of Beneficial Owner(1)	Owned		stock
Colbeck Edify Holdings, LLC (2)	6,900,000		80.3%
Ronald H. Schlosser	-		-
Morris Beyda	-		-
Susan Wolford	-		-
Jason Beckman	6,900,000	(3)	80.3%
Jason Colodne	6,900,000	(3)	80.3%
Rosamund M. Else-Mitchell	-		-
Ari Horowitz	-		-
All directors and executive officers as a group (seven individuals)	6,900,000		80.3%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 888 7th Avenue, Floor 29, New York, NY 10106.
(2)	Colbeck Edify Holdings, LLC, our sponsor, is controlled by Jason Beckman and Jason Colodne. As a result, Messrs. Beckman and Colodne may be deemed to share beneficial ownership of the securities held of record by Colbeck Edify Holdings, LLC. Messrs. Beckman and Colodne disclaim any such beneficial ownership except to the extent of their respective pecuniary interests.
(3)	Consists of shares owned by Colbeck Edify Holdings, LLC.

STOCKHOLDER PROPOSALS

The Company may hold a special meeting of stockholders for the purpose of approving an initial business combination and related transactions. Accordingly, at such time as an initial business combination is consummated, the Company’s subsequent annual meeting of stockholders would be held at a future date to be determined by the post-business combination company. The Company expects that it would notify stockholders of the deadline for submitting a proposal for inclusion in the proxy statement for its annual meeting following the completion of an initial business combination. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q. You should direct any proposals to the Company’s secretary at the Company’s principal office.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing Morrow Sodali LLC, the Company’s proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to: EAC.info@investor.morrowsodali.com.

OTHER INFORMATION

The Company’s 2021 Annual Report on Form 10-K, as amended, filed on April 15, 2022, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the meeting, upon written request to Edify Acquisition Corp., Attention: Secretary, 888 7th Avenue, Floor 29, New York, NY 10106.

Other Matters to Be Presented at the Annual Meeting

The Company did not have notice of any matter to be presented for action at the Annual Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Director Election Proposal and the Auditor Ratification Proposal by contacting Morrow Sodali LLC, the Company’s proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to: EAC.info@investor.morrowsodali.com.

In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later than February 10, 2023.

PROXY

EDIFY ACQUISITION CORP.
888 7th Avenue, Floor 29

New York, NY 10106

ANNUAL MEETING OF STOCKHOLDERS

EDIFY ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

FEBRUARY 17, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated February 2, 2023, in connection with the Annual Meeting to be held at 1:30 p.m., Eastern Time, on February 17, 2023 in a virtual meeting format via the following information:

Annual Meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/edifyacq/2023

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID:

7926936#

The undersigned hereby appoints Morris Beyda as proxy to vote all shares of the common stock of EDIFY ACQUISITION CORP. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEE FOR DIRECTOR IN THE DIRECTOR ELECTION PROPOSAL AND THE AUDITOR RATIFICATION PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR ELECTION PROPOSAL AND THE AUDITOR RATIFICATION PROPOSAL. The notice of meeting, the accompany proxy statement and proxy card and the annual report on Form 10-K are available at https://www.cstproxy.com/edifyacq/2022.

Proposal 1 — Election of Directors

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
1) Rosamund M. Else-Mitchell

INSTRUCTION: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below:

	FOR	AGAINST	ABSTAIN
Proposal 2 — Ratification of Appointment of Independent Auditors	☐	☐	☐

Approve the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022.

FOR	AGAINST	ABSTAIN

Dated:	_____2023

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.